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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-48972) pertaining to the Profit Sharing and Savings Plan of Tellabs, Inc. of our report dated June 9, 1999, with respect to the financial statements of the Tellabs, Inc. Profit Sharing and Savings Plan included in this Annual report (Form 11-K) for the year ended December 31, 1998.




                                                              ERNST & YOUNG LLP









Chicago, Illinois
June 28, 1999